EXHIBIT 99.1

               [LETTERHEAD OF CACCIAMATTA ACCOUNTANCY CORPORATION]

October 28, 2004

Securities Exchange Commission
450 Fifth Street, NW
Washington, DC  20549

RE:  Genius Products, Inc.

We have read the statements that we understand Genius Products will include under Item 4 of the Form 8-K report it will file regarding the recent change of auditors. We agreed with the statements made regarding our firm. We have no basis to agree or disagree with other statements made under Item 4.

Yours truly,

/s/ Cacciamatta Accountancy Corporation